KINGSTONE

# Additional Financial Information for Q1 2020

## Definitions and Non-GAAP Measures

**Direct written premiums** represent the total premiums charged on policies issued by the Company during the respective fiscal period. **Net premiums written** are direct written premiums less premiums ceded to reinsurers. Net premiums earned, the GAAP measure most comparable to direct written premiums and net premiums written, are net premiums written that are pro-rata earned during the fiscal period presented. All of the Company's policies are written for a twelve-month period. Management uses direct written premiums and net premiums written, along with other measures, to gauge the Company's performance and evaluate results.

**Core direct written premiums** - represents the total premiums charged on policies issued by the Company during the respective fiscal period from its business located in New York.

**Expansion direct written premiums** - represents the total premiums charged on policies issued by the Company during the respective fiscal period from its business located in other states (i.e., outside New York).

**Net operating income (loss)** - is net income (loss) exclusive of realized investment gains (losses), net of tax. Net income (loss) is the GAAP measure most closely comparable to net operating income (loss).

Management uses net operating income (loss) along with other measures to gauge the Company's performance and evaluate results, which can be skewed when including realized investment gains (losses), and may vary significantly between periods. Net operating income (loss) is provided as supplemental information, not as a substitute for net income (loss) and does not reflect the Company's overall profitability.

**Operating return on average common equity** - is net operating income (loss) divided by average common equity. Return on average common equity is the GAAP measure most closely comparable to operating return on average common equity.

Management uses net operating income (loss) and operating return on average common equity, along with other measures, to gauge the Company's performance and evaluate results, which can be skewed when including realized investment gains (losses), which may vary significantly between periods. Net operating income (loss) and operating return on average common equity are provided as supplemental information, are not a substitute for net income (loss) or return on average common equity and do not reflect the Company's overall profitability or return on average common equity.

**Underlying net loss ratio -** is a non-GAAP ratio, which is computed as the difference between GAAP net loss ratio and the effect of catastrophes and prior year loss development on the net loss ratio.

**Underlying net loss ratio excluding Commercial Lines -** is a non-GAAP ratio, which is computed as the difference between GAAP net loss ratio and the loss ratio that relates to commercial lines, catastrophes, and prior year loss development.

**Net combined ratio excluding effect of catastrophes and prior year loss development** - is a non-GAAP ratio, which is computed as the difference between GAAP net combined ratio and the effect of catastrophes and prior year loss development on the net combined ratio.

We believe that these ratios are useful to investors and they are used by management to reveal the trends in our business that may be obscured by catastrophe losses and prior year loss development, as well as the loss ratio that relates to commercial lines which is in run off. Catastrophe losses cause our loss ratios to vary significantly between periods as a result of their incidence of occurrence and magnitude, and can have a significant impact on the net loss ratio and net combined ratio. Prior year loss development can cause our loss ratio to vary significantly between periods and separating this information allows us

to better compare the results for the current accident period over time. Due to our decision in July 209 to no longer underwrite commercial lines, excluding the loss ratio related to such line of business allows us to compare our loss ratio with regard to our ongoing lines of business. We believe these measures are useful for investors to evaluate these components separately and in the aggregate when reviewing our underwriting performance. We also provide them to facilitate a comparison to our outlook on the underlying net loss ratio excluding commercial lines and net combined ratio excluding the effect of catastrophes and prior year loss development. The most directly comparable GAAP measures are the net loss ratio and net combined ratio. The underlying net loss ratio excluding commercial lines and net combined ratio excluding the effect of catastrophes and prior year loss development should not be considered a substitute for the net loss ratio and net combined ratio and do not reflect the Company's net loss ratio and net combined ratio.

---

**Book Value Per Share**

The Company's book value per share at March 31, 2020 was $7.13, a decrease of 8.4% compared to $7.78 at March 31, 2019.

| | 31-Mar-20 | 31-Dec-19 | 30-Sep-19 | 30-Jun-19 | 31-Mar-19 |
|---|---|---|---|---|---|
| **Book Value Per Share** | $ 7.13 | $ 8.17 | $ 8.04 | $ 8.14 | $ 7.78 |
| *% Decrease from specified period to 3/31/20* | | *-12.7%* | *-11.3%* | *-12.4%* | *-8.4%* |

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**The table below reconciles direct written premiums and net written premiums to net premiums earned for the periods presented:**

| | For the Three Months Ended March 31, | | | |
|---|---|---|---|---|
| | 2020 | 2019 | $ Change | % Change |
| (000's except percentages) | | | | |
| **Direct and Net Written Premiums Reconciliation:** | | | | |
| **Direct written premiums** | $ 36,697 | $ 37,489 | $ (792) | (2.1) % |
| Assumed written premiums | - | - | - | - % |
| Ceded written premiums | (13,506) | (7,128) | (6,378) | 89.5 % |
| **Net written premiums** | 23,191 | 30,361 | (7,170) | (23.6) % |
| Change in unearned premiums | 3,750 | (765) | 4,515 | (590.2) % |
| **Net premiums earned** | **$ 26,941** | **$ 29,596** | **$(2,655)** | **(9.0) %** |

---

**The table below details the breakdown of direct written premiums between Core direct written premiums and Expansion direct written premiums for the periods presented:**

| | For the Three Months Ended March 31, | | | |
|---|---|---|---|---|
| | 2020 | 2019 | $ Change | % Change |
| (000's except percentages) | | | | |
| **Core and Expansion Direct Written Premiums Reconciliation:** | | | | |
| **Core direct written premiums** | $30,362 | $34,257 | $(3,895) | (11.4) % |
| **Expansion direct written premiums** | 6,335 | 3,232 | 3,103 | 96.0 % |
| **Direct written premiums** | $36,697 | $37,489 | $ (792) | (2.1) % |

---

**The following table reconciles net operating loss to net loss and operating return on average common equity to return on average common equity for the periods indicated:**

| | Three Months Ended March 31, 2020 | | Three Months Ended March 31, 2019 | |
|---|---|---|---|---|
| (000's except per common share amounts and percentages) | Amount | Diluted earnings (loss) per common share | Amount | Diluted earnings (loss) per common share |
| **Net Operating Loss and Diluted Loss per Common Share Reconciliation:** | | | | |
| **Net loss** | **$ (5,444)** | **$ (0.50)** | **$ (7,335)** | **$ (0.68)** |
| Net realized (gain) loss on investments | 6,444 | | (2,035) | |
| Less tax (expense) benefit on net realized (gain) loss | 1,353 | | (427) | |
| Net realized (gain) loss on investments, net of taxes | 5,091 | **$ 0.47** | (1,608) | **$ (0.15)** |
| **Net operating loss** | **$ (353)** | **$ (0.03)** | **$ (8,943)** | **$ (0.83)** |
| Weighted average diluted shares outstanding | 10,807,841 | | 10,757,843 | |
| **Operating Return on Average Common Equity (Annualized for Quarterly Periods) Reconciliation:** | | | | |
| **Net loss** | **$ (5,444)** | | **$ (7,335)** | |
| Average common equity | $ 82,542 | | $ 86,220 | |
| **Return on average common equity (annualized for quarterly periods)** | **-26.4%** | | **-34.0%** | |
| Net realized (gain) loss on investments, net of taxes | $ 5,091 | | $ (1,608) | |
| Average common equity | $ 82,542 | | $ 86,220 | |
| Effect of net realized (gain) losses on investments, net of taxes, on return on average common equity (annualized for quarterly periods) | 24.7% | | -7.5% | |
| **Net operating loss** | **$ (353)** | | **$ (8,943)** | |
| Average common equity | $ 82,542 | | $ 86,220 | |
| **Operating return on average common equity (annualized for quarterly periods)** | **-1.7%** | | **-41.5%** | |

**The following table reconciles the underlying net loss ratio excluding commercial lines to the net loss ratio for the periods presented:**

| | For the Three Months Ended March 31, | | | |
|---|---|---|---|---|
| | **2020** | **2019** | **Change** | |
| **Underlying Net Loss Ratio Excluding Commercial Lines Reconciliation:** | | | | |
| Net loss and loss adjustment expenses ("Net loss") | | | | |
| **Underlying Net Loss Excluding Commercial lines** | **$ 14,431** | **$ 16,453** | **$ (2,022)** | **-12.3%** |
| Commercial lines net loss | 2,272 | 6,669 | (4,397) | -65.9% |
| Catastrophe losses excluding commercial lines | 198 | 4,849 | (4,651) | -95.9% |
| Prior year loss development excluding commercial lines | (515) | 1,163 | (1,678) | -144.3% |
| **Net loss** | **$ 16,386** | **$ 29,134** | **$ (12,748)** | **-43.8%** |
| Net premiums earned | | | | |
| **Net premiums earned excluding commercial lines** | 25,256 | 25,997 | (741) | -2.9% |
| Commercial lines net premiums earned | 1,685 | 3,599 | (1,914) | -53.2% |
| **Net premiums earned** | **$ 26,941** | **$ 29,596** | **$ (2,655)** | **-9.0%** |
| **Underlying net loss ratio excluding commercial lines** | **57.1%** | **63.3%** | **(6.2)** | **pts** |
| **Net loss ratio** | **60.8%** | **98.4%** | **(37.6)** | **pts** |

**The following table reconciles the net combined ratio excluding catastrophes and prior year loss development to the net combined ratio for the periods presented:**

| | For the Three Months Ended March 31, | | | |
|---|---|---|---|---|
| | **2020** | **2019** | **Percentage Point Change** | |
| **Net Combined Ratio Excluding Catastrophes and Prior Year Loss Development Reconciliation:** | | | | |
| **Net Combined Ratio Excluding Catastrophes and Prior Year Loss Development** | **99.9%** | **104.5%** | **(4.6)** | **pts** |
| Effect of catastrophe losses and prior year development | | | | |
| Catastrophe losses | 0.7% | 17.1% | (16.4) | pts |
| Prior year development | -0.5% | 15.3% | (15.8) | pts |
| Effect of catastrophe losses and prior year development on net loss and loss adjustment expenses | 0.2% | 32.4% | (32.2) | pts |
| Net underwriting expense ratio | 0.0% | 0.0% | - | pts |
| Total effect of catastrophe losses and prior year development | 0.2% | 32.4% | (32.2) | pts |
| **Net combined ratio** | **100.1%** | **136.9%** | **(36.8)** | **pts** |

**The following table reconciles net operating loss and diluted operating loss per share exclusive of catastrophe and prior year loss development financial impact to net operating loss and diluted operating loss per share for the periods presented:**

| | For the Three Months Ended March 31, | | | |
|---|---|---|---|---|
| | 2020 | | 2019 | |
| | Amount | Diluted earnings (loss) per common share | Amount | Diluted earnings (loss) per common share |
| (000's except per common share amounts) | | | | |
| **Net Operating Loss and Diluted Operating Loss per Share Exclusive of Catastrophes and Prior Year Loss Development Financial Impact:** | | | | |
| **Net operating loss** | **$ (353)** | **$ (0.03)** | **$ (8,943)** | **$ (0.83)** |
| Catastrophe and prior year loss development financial impact | | | | |
| Total expenses | 71 | | 9,541 | |
| Income from operations before taxes | 71 | | 9,541 | |
| Income tax expense | 15 | | 2,004 | |
| Total catastrophe and prior year loss development financial impact | 56 | **$ 0.01** | 7,537 | **$ 0.70** |
| **Net operating loss exclusive of catastrophes and prior year loss development financial impact** | **$ (297)** | **$ (0.02)** | **$ (1,406)** | **$ (0.13)** |
| Weighted average diluted shares outstanding | 10,804,841 | | 10,757,843 | |

**The following table summarizes gross and net written premiums, net premiums earned, net loss and loss adjustment expenses and net loss ratio by major product type, which were determined based primarily on similar economic characteristics and risks of loss.**

| | For the Three Months Ended March 31, | |
|---|---|---|
| | **2020** | **2019** |
| **Gross premiums written:** | | |
| Personal lines (3) | $ 34,434,836 | $ 30,098,969 |
| Livery physical damage | 2,314,401 | 2,730,086 |
| Other(1) | 74,855 | 73,071 |
| Total without commercial lines | 36,824,092 | 32,902,126 |
| Commercial lines (in run-off effective July 2019)(2) | (127,163) | 4,586,388 |
| Total gross premiums written | $ 36,696,929 | $ 37,488,514 |
| **Net premiums written:** | | |
| Personal lines(3) | $ 21,211,481 | $ 23,503,863 |
| Livery physical damage | 2,314,401 | 2,730,086 |
| Other(1) | 58,579 | 66,295 |
| Total without commercial lines | 23,584,461 | 26,300,244 |
| Commercial lines (in run-off effective July 2019)(2) | (393,787) | 4,060,361 |
| Total net premiums written | $ 23,190,674 | $ 30,360,605 |
| **Net premiums earned:** | | |
| Personal lines(3) | $ 22,599,634 | $ 23,420,874 |
| Livery physical damage | 2,606,579 | 2,517,682 |
| Other(1) | 50,149 | 58,017 |
| Total without commercial lines | 25,256,362 | 25,996,573 |
| Commercial lines (in run-off effective July 2019)(2) | 1,685,088 | 3,599,316 |
| Total net premiums earned | $ 26,941,450 | $ 29,595,889 |
| **Net loss and loss adjustment expenses(4):** | | |
| Personal lines | $ 12,514,568 | $ 20,402,544 |
| Livery physical damage | 780,570 | 1,217,303 |
| Other(1) | 48,797 | 150,504 |
| Unallocated loss adjustment expenses | 769,812 | 694,650 |
| Total without commercial lines | 14,113,747 | 22,465,001 |
| Commercial lines (in run-off effective July 2019)(2) | 2,272,074 | 6,669,223 |
| Total net loss and loss adjustment expenses | $ 16,385,821 | $ 29,134,224 |
| **Net loss ratio(4):** | | |
| Personal lines | 55.4% | 87.1% |
| Livery physical damage | 29.9% | 48.4% |
| Other(1) | 97.3% | 259.4% |
| Total without commercial lines | 55.9% | 86.4% |
| Commercial lines (in run-off effective July 2019)(2) | 134.8% | 185.3% |
| Total | 60.8% | 98.4% |

1. "Other" includes, among other things, premiums and loss and loss adjustment expenses from our participation in a mandatory state joint underwriting association and loss and loss adjustment expenses from commercial auto.
2. In July 2019, the Company decided that it will no longer underwrite Commercial Liability risks. See discussions above regarding the discontinuation of this line of business.
3. See discussion with regard to "Direct Written Premiums, Net Written Premiums and Net Premiums Earned" in the Company's Form 8-K Exhibit 99.1 – Press Release dated May 7, 2020 (also available at www.kingstonecompanies.com).
4. See discussions above with regard to "Net Loss Ratio and Underlying Net Loss Ratio Excluding Commercial Lines".

**Condensed Consolidated Statements of Operations and Comprehensive Income (Loss) (Unaudited)**

| *Three months ended March 31,* | **2020** | **2019** |
|---|---|---|
| **Revenues** | | |
| Net premiums earned | $ 26,941,450 | $ 29,595,889 |
| Ceding commission revenue | 3,831,099 | 1,277,683 |
| Net investment income | 1,665,844 | 1,623,712 |
| Net (losses) gains on investments | (6,444,418) | 2,035,363 |
| Other income | 629,619 | 365,901 |
| Total revenues | 26,623,594 | 34,898,548 |
| **Expenses** | | |
| Loss and loss adjustment expenses | 16,385,821 | 29,134,224 |
| Commission expense | 7,899,191 | 6,853,416 |
| Other underwriting expenses | 6,761,792 | 6,135,991 |
| Other operating expenses | 1,563,620 | 971,172 |
| Depreciation and amortization | 687,094 | 602,332 |
| Interest expense | 456,545 | 456,545 |
| Total expenses | 33,754,063 | 44,153,680 |
| (Loss) before taxes | (7,130,469) | (9,255,132) |
| Income tax (benefit) | (1,686,266) | (1,919,942) |
| **Net (loss)** | (5,444,203) | (7,335,190) |
| **Other comprehensive income (loss), net of tax** | | |
| Gross change in unrealized (losses) gains on available-for-sale-securities | (6,727,489) | 4,188,716 |
| Reclassification adjustment for (gains) losses included in net (loss) | (102,222) | 22,431 |
| Net change in unrealized (losses) gains | (6,829,711) | 4,211,147 |
| Income tax benefit (expense)related to items of other comprehensive income (loss) | 1,434,240 | (884,341) |
| **Other comprehensive (loss) income, net of tax** | (5,395,471) | 3,326,806 |
| **Comprehensive (loss)** | $ (10,839,674) | $ (4,008,384) |
| **Earnings (Loss) per common share:** | | |
| Basic | $ (0.50) | $ (0.68) |
| Diluted | $ (0.50) | $ (0.68) |
| **Weighted average common shares outstanding** | | |
| Basic | 10,807,841 | 10,757,843 |
| Diluted | 10,807,841 | 10,757,843 |
| **Dividends declared and paid per common share** | $ 0.0625 | $ 0.1000 |

**KINGSTONE COMPANIES, INC. AND SUBSIDIARIES**

**Condended Consolidated Balance Sheets**

| | March 31, 2020 (unaudited) | December 31, 2019 |
|---|---|---|
| **Assets** | | |
| Fixed-maturity securities, held-to-maturity, at amortized cost (fair value of $4,136,710 at March 31, 2020 and $4,124,767 at December 31, 2019) | $ 3,826,404 | $ 3,825,952 |
| Fixed-maturity securities, available-for-sale, at fair value (amortized cost of $152,675,779 at March 31, 2020 and $162,202,355 at December 31, 2019) | 151,879,894 | 168,236,181 |
| Equity securities, at fair value (cost of $22,430,037 at March 31, 2020 and $22,624,668 at December 31, 2019) | 18,368,893 | 24,661,382 |
| Other investments | 1,987,522 | 2,584,913 |
| Total investments | 176,062,713 | 199,308,428 |
| Cash and cash equivalents | 25,586,789 | 32,391,485 |
| Premiums receivable, net | 11,913,123 | 12,706,411 |
| Reinsurance receivables, net | 42,709,055 | 40,750,538 |
| Deferred policy acquisition costs | 19,571,888 | 20,634,378 |
| Intangible assets, net | 500,000 | 500,000 |
| Property and equipment, net | 7,365,654 | 7,620,636 |
| Deferred income taxes | 1,347,699 | 311,052 |
| Other assets | 7,477,334 | 6,979,884 |
| **Total assets** | $ 292,534,255 | $ 321,202,812 |
| **Liabilities** | | |
| Loss and loss adjustment expense reserves | $ 77,851,099 | $ 80,498,611 |
| Unearned premiums | 84,478,538 | 90,383,238 |
| Advance premiums | 3,143,879 | 3,191,512 |
| Reinsurance balances payable | 5,337,287 | 11,714,724 |
| Deferred ceding commission revenue | 6,935,401 | 7,735,398 |
| Accounts payable, accrued expenses and other liabilities | 8,409,856 | 9,986,317 |
| Long-term debt, net | 29,515,476 | 29,471,431 |
| **Total liabilities** | 215,671,536 | 232,981,231 |
| **Commitments and Contingencies** | | |
| **Stockholders' Equity** | | |
| Preferred stock, $.01 par value; authorized 2,500,000 shares | - | - |
| Common stock, $.01 par value; authorized 20,000,000 shares; issued 11,851,266 shares at March 31, 2020 and 11,824,889 at December 31, 2019; outstanding 10,781,393 shares at March 31, 2020 and 10,797,450 shares at December 31, 2019 | 118,512 | 118,248 |
| Capital in excess of par | 69,533,150 | 69,133,918 |
| Accumulated other comprehensive income | (626,601) | 4,768,870 |
| Retained earnings | 10,792,934 | 16,913,097 |
| | 79,817,995 | 90,934,133 |
| Treasury stock, at cost, 1,069,873 shares at March 31, 2020 and 1,027,439 shares at December 31, 2019 | (2,955,276) | (2,712,552) |
| **Total stockholders' equity** | 76,862,719 | 88,221,581 |
| **Total liabilities and stockholders' equity** | $ 292,534,255 | $ 321,202,812 |